UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

FIRST INDUSTRIAL REALTY TRUST, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14(a)-6(i)(1) and 0-11

First Industrial Realty Trust Comments on Land & Buildings’ Withdrawal of Jonathan Litt as a Director Nominee
CHICAGO, March 20, 2026 – First Industrial Realty Trust, Inc. (NYSE: FR), a leading fully integrated owner, operator and developer of logistics real estate, today commented on Land & Buildings’ withdrawal of its director nominee, Land & Buildings principal Jonathan Litt, in connection with the Company’s upcoming 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on April 30, 2026.
The Company issued the following statement:
Land & Buildings has repeatedly made misleading statements about the Company's strategy and governance, including misrepresenting the Company's historical outperformance. In fact, the Company has delivered superior total shareholder returns relative to its proxy and industrial peers on a one-, three- and five-year basis.1
Under this Board’s leadership, First Industrial continues to successfully execute the Company’s clear, consistent, value-driven strategy and long-term plan, which has delivered sustained stockholder value creation.
First Industrial began 2026 from a position of strength, and we remain focused on capitalizing on the significant opportunities within our portfolio and development pipeline to drive continued cash flow growth and enhanced stockholder value. The Company’s financial performance reflects the strength of First Industrial’s portfolio, the durability of its growth, management’s ability to operate the business efficiently and the critical Board oversight our directors provide.
Further, as a reflection of the Company’s continued commitment to having the right balance of expertise, continuity and perspective, First Industrial recently announced that a new independent and highly qualified director, Frank E. Schmitz, will join the Board, effective June 1, 2026.
Unlike Land & Buildings, the Board of First Industrial has a plan to drive continued value creation and maintains great confidence in the Company's future prospects. As such, the Board recently authorized a $250 million share repurchase, highlighting the compelling value in First Industrial's shares, as well as the Company's commitment to delivering superior returns for stockholders.

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First Industrial’s Board and management team remain committed to continuing to engage constructively with our stockholders and taking actions that are in the best interests of the Company and all its stakeholders. We urge you to protect the value of your investment by voting “FOR” ALL of First Industrial’s nominees.
The Company expects to file its definitive proxy statement with the U.S. Securities and Exchange Commission in due course.
1 Source: Market data as of 3/2/2026
Note: Proxy peers based on flat average of ADC, BRX, COLD, CUBE, EGP, HR, KRG, LXP, MAC, OHI, REXR, STAG and TRNO; Industrial peers based on flat average of PLD, REXR, EGP and TRNO
About First Industrial Realty Trust, Inc.
First Industrial Realty Trust, Inc. (NYSE: FR) is a leading U.S.-only owner, operator, developer and acquirer of logistics properties. Through our fully integrated operating and investing platform, we provide high quality facilities and industry-leading customer service to multinational corporations and regional firms that are essential for their supply chains. In total, we own and have under development approximately 71.6 million square feet of industrial space concentrated in 15 target MSAs as of December 31, 2025. For more information, please visit us at www.firstindustrial.com.
Forward-Looking Statements
This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"). We intend for such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on certain assumptions and describe our future plans, strategies and expectations, and are generally identifiable by use of the words "believe," "expect," "plan," "intend," "anticipate," "estimate," "project," "seek," "target," "potential," "focus," "may," "will," "should" or similar words. Although we believe the expectations reflected in forward-looking statements are based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that results will not materially differ. Factors that could have a materially adverse effect on our operations and future prospects include, but are not limited to: changes in national, international, regional and local economic conditions generally and real estate markets specifically, including impacts and uncertainties arising from trade disputes and tariffs on goods imported to or exported from the United States; changes in legislation/regulation (including laws governing the taxation of real estate investment trusts) and actions of regulatory authorities; our ability to qualify and maintain our status as a real estate investment trust; the availability, cost and attractiveness of financing (including both public and private capital), increases in or prolonged periods of elevated interest rates, and our ability to raise equity capital on attractive terms; the availability and attractiveness of terms of debt repurchases; our ability to retain our credit agency ratings; our ability to comply with applicable financial covenants; changes in the competitive environment in which we operate, including changes in supply, demand and valuation of industrial properties and land in our current and potential markets; our ability to identify, acquire, develop and/or manage properties on favorable terms; our ability to dispose of properties on favorable terms; our ability to successfully integrate acquired properties; potential liability relating to environmental matters; defaults on or non-
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renewal of leases by our tenants; decreases in rental rates or increases in vacancy rates; higher-than-expected real estate construction costs and delays in development or lease-up timelines; uncertainty and economic impacts of pandemics, epidemics or other public health emergencies or fear of such events; risks associated with cybersecurity breaches, cyberattacks, intrusions or other significant disruptions of our information technology networks or systems; potential natural disasters and other catastrophic events, including acts of war or terrorism; insufficient or unavailable insurance coverage; technological developments, particularly those affecting supply chains and logistics; litigation risks, including costs associated with prosecuting or defending claims and potential adverse outcomes; risks associated with our investments in joint ventures, including our lack of sole decision-making authority; and other risks and uncertainties described in Item A, "Risk Factors" and elsewhere in our annual report, on Form 10-K for the year ended December 31, 2025, as well as those risks and uncertainties discussed from time to time in our other Exchange Act reports and public filings with the Securities and Exchange Commission (the “SEC”). We caution you not to place undue reliance on forward-looking statements, which reflect our outlook only and speak only as of the date of this press release or the dates indicated in the statements. We assume no obligation to update or supplement forward-looking statements except as may be required by law. For further information on these and other factors that could impact us and the statements contained herein, reference should be made to our filings with the SEC.
Additional Information
On February 27, 2026, First Industrial Realty Trust, Inc. (“First Industrial”) filed a preliminary proxy statement on Schedule 14A (the “Proxy Statement”) and accompanying proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) and its solicitation of proxies for First Industrial’s director nominees and for other matters to be voted on. The Proxy Statement is in preliminary form and First Industrial intends to file and mail to shareholders of record entitled to vote at the Annual Meeting a definitive proxy statement and other documents, including an accompanying proxy card. First Industrial may also file other relevant documents with the SEC regarding its solicitation of proxies for the 2026 Annual Meeting. This communication is not a substitute for any proxy statement or other document that First Industrial has filed or may file with the SEC in connection with any solicitation by First Industrial. FIRST INDUSTRIAL STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain copies of the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents (including the accompanying proxy card) as and when filed by First Industrial with the SEC without charge from the SEC’s website at www.sec.gov. Copies of the documents filed by First Industrial with the SEC also may be obtained free of charge at First Industrial’s investor relations website at https://investor.firstindustrial.com or upon written request sent to First Industrial Realty Trust, Inc., One North Wacker Drive, Suite 4200, Chicago, Illinois 60606, Attention: Investor Relations

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Certain Information Regarding Participants
First Industrial, its directors, certain of its executive officers and employees may be deemed to be participants in connection with the solicitation of proxies from First Industrial stockholders in connection with the matters to be considered at the 2026 Annual Meeting. Information regarding the names of such directors and executive officers and their respective interests in First Industrial, by securities holdings or otherwise, is available in the Proxy Statement, which was filed with the SEC on February 27, 2026, and will be included in First Industrial’s definitive proxy statement, once available, including in the section captioned “Security Ownership of Management and Certain Beneficial Owners.” To the extent that First Industrial’s directors and executive officers who may be deemed to be participants in the solicitation have acquired or disposed of securities holdings since the applicable “as of” date disclosed in the Proxy Statement, such transactions have been or will be reflected on Statements of Changes in Beneficial Ownership of Securities on Form 4 or Initial Statements of Beneficial Ownership of Securities on Form 3 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.
Contact: Art Harmon
Senior Vice President, Investor Relations and Marketing
(312) 344-4320

Additional Investor Contacts:

Bill Fiske, Chris Dowd, Georgeson LLC
866-766-8108
FirstIndustrial@Georgeson.com